Income Taxes	12 Months Ended
Dec. 31, 2013
Income Taxes [Abstract]
Income Taxes
Note 12: Income Taxes

The components of income from continuing operations before income taxes were as follows:

	Year Ended December 31,
(dollars in millions)	2013	2012	2011

U.S. operations	$268.3	$711.9	$550.5
Foreign operations	658.6	182.4	59.9

Income from continuing operations before income taxes	$926.9	$894.3	$610.4
The provisions for income taxes were as follows:

	Year Ended December 31,
(dollars in millions)	2013	2012	2011

Current:
U.S. federal	$15.3	$111.9	$33.0
U.S. state and local	12.7	8.4	4.2
Foreign	174.7	137.1	96.5
	202.7	257.4	133.7

Deferred:
U.S. federal	31.5	(35.8)	5.9
U.S. state and local	2.3	(2.3)	2.1
Foreign	(16.4)	(47.3)	(27.1)
	17.4	(85.4)	(19.1)

Income tax provision	$220.1	$172.0	$114.6

The reasons for the differences between the provision for income taxes and income taxes using the U.S. federal income tax rate were as follows:

	Year Ended December 31,
	2013	2012	2011

U.S. federal statutory rate	35.00%	35.00%	35.00%
State and local income taxes	1.05	0.53	0.99
Foreign statutory rate differential	(10.88)	(9.63)	(7.73)
Change in valuation allowance on deferred tax assets	(1.55)	6.21	(9.49)
Nondeductible expenses	1.02	0.78	2.63
Net U.S. tax on foreign source income	(3.03)	(11.45)	(1.78)
All other	2.13	(2.19)	(0.85)

Total	23.74%	19.25%	18.77%

Total income taxes paid (dollars in millions)	$329.4	$239.5	$121.2

Components of deferred tax assets (liabilities) were as follows:

	December 31,
(dollars in millions)	2013	2012

Deferred tax liabilities:
Plant and equipment	$(171.0)	$(150.3)
Intangible assets	(251.3)	(106.7)
Other	(16.0)	(17.1)
Total deferred tax liabilities	(438.3)	(274.1)

Deferred tax assets:
Inventory	20.3	5.6
Postretirement benefits other than pensions	11.7	11.7
Reserves and accruals	92.9	137.5
Net operating losses and tax credits	246.4	276.6
Pensions	15.7	25.8
Other	17.2	12.7

Total deferred tax assets	404.2	469.9

Valuation allowance	(58.9)	(84.2)

Net deferred tax assets (liabilities)	$(93.0)	$111.6

	Year Ended December 31,
(dollars in millions)	2013	2012	2011

Balance at beginning of year	$121.0	$148.4	$68.4
Increases in estimates for tax positions taken prior to the current year	–	–	6.6
Decreases in estimates for tax positions taken prior to the current year	–	(11.3)	(2.4)
Increases due to tax positions taken during the current year	3.0	–	76.1
Decreases relating to settlements with tax authorities	(19.2)	(10.1)	(2.3)
Decreases resulting from the lapse of applicable statutes of limitation	–	(6.5)	(0.1)
Net increases (decreases) due to translation and interest	(2.2)	0.5	2.1

Balance at end of year	$102.6	$121.0	$148.4

The Company has a $6.6 million accrual for unrecognized tax benefits at December 31, 2013, for which the uncertainties surrounding the benefits are expected to be settled during the next twelve-month period as a result of the conclusion of various income tax audits or due to the expiration of the applicable statute of limitations. The Company is not currently aware of any material amounts included as unrecognized tax benefits at December 31, 2013 that, if recognized, would not impact the Company’s future effective income tax rate.

There were no material payments for interest or penalties for the years ended December 31, 2013, 2012 or 2011. Also, there were no material accruals for unpaid interest or penalties at December 31, 2013 or 2012.

The Company and its subsidiaries file income tax returns in the United States, various domestic states and localities and in many foreign jurisdictions. The earliest years’ tax returns filed by the Company that are still subject to examination by authorities in the major tax jurisdictions are as follows:

United States	United Kingdom	Canada	France	Germany	Norway	Singapore	Italy
2000	2007	2006	2010	2008	2010	2004	2007

At December 31, 2013, the Company had net operating loss and credit carryforwards in numerous jurisdictions with various expiration periods, including certain jurisdictions which have no expiration period.  Changes in the Company’s valuation allowances against these net operating loss and credit carryforwards and other deferred tax assets were as follows:

	Year Ended December 31,
(dollars in millions)	2013	2012	2011

Balance at beginning of year	$84.2	$29.7	$96.2
Valuation allowances for unutilized net operating losses and excess foreign tax credits generated in the current year	10.7	35.9	–
Valuation allowances on foreign tax credits associated with a prior year	4.5	19.5	–
Reduction in valuation allowances due to utilization of prior years’ net operating losses and excess foreign tax credits	(20.3)	–	(57.9)
Write-off of valuation allowances and associated deferred tax assets for certain losses that have no possibility of being utilized	(18.8)	–	(6.0)
Effect of translation	(1.4)	(0.9)	(2.6)

Balance at end of year	$58.9	$84.2	$29.7

The Company has considered all available evidence in assessing the need for the valuation allowance, including future taxable income, future foreign source income, and ongoing prudent and feasible tax planning strategies. In the event the Company were to determine that it would not be able to realize all or part of its net deferred tax assets in the future, an adjustment to the net deferred tax assets would be charged to income in the period such determination was made.

Tax attribute carryforwards which are available for use on future income tax returns at December 31, 2013 are as follows:

(dollars in millions)	Domestic	Foreign	Expiration

Net operating losses - regular income tax	$–	$516.8	2014 - Indefinite
Net operating losses – state income tax	$3.5	$–	2016 - 2027
Foreign tax credits	$124.1	$–	2016 - 2022

    The tax benefit that the Company receives with respect to certain stock compensation plan transactions is credited to capital in excess of par value and does not reduce income tax expense. This benefit amounted to $9.5 million, $11.5 million and $4.9 million in 2013, 2012 and 2011, respectively.

The Company considers all unremitted earnings of its foreign subsidiaries, except certain amounts primarily earned before 2003, certain amounts earned during 2009, certain amounts earned by NATCO, and amounts previously subjected to tax in the U.S., to be permanently reinvested. An estimate of the amounts considered permanently reinvested is $4.7 billion. It is not practical for the Company to compute the amount of additional U.S. tax that would be due on this amount. The Company has provided deferred income taxes on the earnings that the Company anticipates will be remitted.

The Company operates in jurisdictions, primarily Singapore and Malaysia, in which it has been granted tax holidays. The benefit of these holidays for 2013, 2012 and 2011 was approximately $6.5 million, $2.3 million and $2.3 million, respectively.